                                                                   EXHIBIT 10.36

                                SIXTH AMENDMENT


         THIS SIXTH AMENDMENT (the "Amendment") is made and entered into as of the 13th day of October, 2000, by and between EOP-BAY PARK PLAZA, L.L.C., a Delaware limited liability company ("Landlord"), and CROSSWORLDS SOFTWARE, INC., a Delaware corporation ("Tenant").

                                   WITNESSETH

A. WHEREAS, Landlord (as successor in interest to Bay Park Plaza Associates, L.P., a California limited partnership) and Tenant (as successor in interest to CrossWorlds Software, Inc., a Delaware corporation) are parties to that certain lease dated the 6th day of December, 1996, for space currently containing approximately 59,540 rentable square feet (the "Premises") described as Suite Nos. 185, 210, 230, 450, 500, 600, 650 and 800 on the 1st, 2nd, 4th, 5th, 6th and 8th
         floors of the building commonly known as Bay Park Plaza and the address of which is 577 Airport Boulevard, Burlingame, California (the "Building"), which lease has been previously amended by instruments dated November 13, 1997, March 16, 1998, March 29, 1999, January 28, 2000, June 28, 2000 (the "Fourth Amendment"), and August 15, 2000 (the "Fifth Amendment") (collectively, the "Lease"); and

B. WHEREAS, Tenant and Landlord mutually desire that the Lease be amended on and subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE , in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.       Amendment. Landlord and Tenant agree that the Lease shall be amended in
         ---------
         accordance with the following terms and conditions:

         A. The second sentence of Section III of the Fourth Amendment is hereby deleted and replaced with the following:

                  "Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $66,610.00 to $102,215.50."

         B. The second sentence of Section III of the Fifth Amendment is hereby deleted and replaced with the following:

                  "Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $102,215.50 to $257,623.50."

         C. The phrase "Suite 400 Landlord Work" set forth in the last sentence of Section 1.B.2 is hereby deleted and replaced with "Suite 450 Landlord Work".

II.      Effective Date. This Amendment shall become effective as of the date
         --------------
         first written above and shall continue in effect until otherwise amended by the parties in writing or until expiration or sooner termination of the Lease.

III.     Miscellaneous.

         A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

         B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

         C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.
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         D.       Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

         E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

         F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                                       LANDLORD:

                                       EOP-BAY PARK, PLAZA, L.L.C., a Delaware
                                       limited liability company

                                       BY: EOP Operating Limited Partnership, a
                                           Delaware limited partnership, its
                                           sole member

                                           By: Equity Office Properties Trust, a
                                               Maryland real estate investment
                                               trust, its general partner

                                               By: /s/ ROBERT E. DEZZUTTI
                                                   -----------------------------
                                               Name: Robert E. Dezzutti
                                                     ---------------------------
                                               Title: Senior Vice President
                                                      --------------------------

                                       TENANT:

                                       CROSSWORLDS SOFTWARE, INC., a Delaware
                                       corporation

                                       By:    /s/ JAMES [ILLEGIBLE]
                                              ----------------------------
                                       Name:  James [ILLEGIBLE]
                                              ----------------------------
                                       Title: VP - Finance
                                              ----------------------------

                                       By:
                                              ----------------------------
                                       Name:
                                              ----------------------------
                                       Title:
                                              ----------------------------


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